MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement





FUND LOGO




Quarterly Report

September 30, 1999




Officers and Trustees
Terry K.Glenn, President and Trustee
Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Joseph T. Monagle, Jr., Senior Vice President
Harry J. Escobar, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION


A bar chart depicting portfolio composition according to type of issues* for the quarter ended September 30, 1999

US Government & Agency Obligations--4.1%
Supranational--13.0%
Sovereign Government Obligations--47.8%
Commercial Paper--3.3%
Telecommunications--2.6%
Special Purpose--2.1%
Industrials--10.0%
US Government Obligations--1.0%
Commercial Paper-Foreign--2.4%


A pie chart depicting portfolio composition according to geographical representation* for the quarter ended
September 30, 1999

Germany--9.3%
Denmark--3.0%
United Kingdom--13.7%
Greece--5.4%
United States--16.9%
France--2.6%
Italy--7.2%
Canada--9.6%
Norway--3.1%
Finland--2.9%
Spain--4.1%
Japan--20.7%


A bar chart depicting portfolio composition according to Maturity of Investments* for the quarter ended
September 30, 1999.

0-1 yr--8.6%
1 yr-5 yrs--35.5%
5 yrs--10 yrs--30.1%
10 yrs+--25%

[FN]
*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1999


DEAR SHAREHOLDER

For the quarter ended September 30, 1999, Merrill Lynch Global Bond Fund for Investment and Retirement's Class A, Class B, Class C and Class D Shares had total returns of +1.20%, +1.00%, +0.99% and +1.13%, respectively. (Fund results shown do not reflect sales charges, and would be lower if included. For complete performance information see page 4 of this report to shareholders.)

Investment Environment
During the period, there were three predominant forces at work in the global bond markets. The first was the Federal Reserve Board's attempt to preemptively slow economic growth before any inflationary pressures materialized. At the end of June and August, the Federal Reserve Board raised interest rates 50 basis points (0.50%) to contain inflationary pressure. In addition, many new US corporate bonds came to market as corporate treasurers issued securities in advance of possible interest rate increases and illiquidity in the fourth quarter caused by Year 2000 problems. This, combined with the increasing US trade account deficit and weaker US dollar, put upward pressure on interest rates globally.

The second factor influencing market activity was the rebound in the Japanese economy and the resultant rise in the Japanese yen. Gross domestic product (GDP) growth was surprisingly strong in the first quarter, but more impressive was the fact that growth continued into the second quarter, raising expectations that the upturn might last. With this economic rebound came a robust stock market. The yen improved relative to the US dollar from a low of YEN 124.32 on May 20, 1999 to a high of YEN 106.57 on September 13, 1999, for a 14.3% increase. This was partly because of the capital flows into Japanese equities from the United States and European stock markets.

The third important market influence was the pervasive weakness of the euro throughout the period. The euro's weakness was primarily attributed to a poor economy and persistent high unemployment. In addition, the euro remains under pressure since the Japanese have been large holders of eurobonds at an average price of 140 euro to yen. As the euro weakened relative to the yen, eurobond sales hurt the euro further. The euro should remain weak until most of these positions are liquidated. For the longer term, the euro is likely to strengthen if there is growth in Euroland, which is comprised of the 11 member countries of the European Monetary Union (EMU). Consumer confidence has begun to emerge and industrial production in July rose to 1% from 0.3% in June.

Market Review
North America
During the quarter ended September 30, 1999, the United States witnessed a tightening of monetary policy. GDP for the second quarter was reported at 1.8%, substantially lower than the first quarter report of 4.3%. With the Federal Reserve Board raising interest rates, growth is expected to stay within these two levels. The consumer price index (CPI) in July and August was a modest 0.3% and 0.2%, respectively, while the producer price index (PPI) has been at 0.2% and 0.5%, respectively, during the same time.

Canada has also experienced a strong level of growth. This has not prompted the Bank of Canada (BOC) to raise interest rates in line with the United States. However, given the most recent reports, the BOC may raise interest rates if the Federal Reserve Board tightens monetary policy at its subsequent Federal Open Market Committee meeting in November. Inflation has remained benign as revealed by the July and August CPI report of 0.3% and 0.2%, respectively.

During the September quarter, we maintained a flat-to-short duration position in the dollar bloc relative to our benchmark, the unmanaged J.P. Morgan Global Government Bond Index. Although we do not currently see much threat of inflation, we do believe that the Federal Reserve Board is determined to prevent any potential rise in inflation by raising interest rates gradually. However, further action by the Federal Reserve Board is not certain in the near term, especially since the central bank will probably want to maintain liquidity as the end of the year approaches.

Europe
Although the euro's weakness was partially attributed to the weak economy and prompted by Euroland's economic weakness, there were some signs of strength during the period. At the same time, inflationary pressures currently appear to be well contained. Even though the market has been concerned about the European Central Bank raising interest rates at the first sign of growth or inflation, we believe a rate hike is not likely at this time. However, interest rates rose for Germany's cash securities as the market absorbed the dumping of euro-denominated issues. Euroland's interest rates also increased because of the interest rate moves in the United States. During the period, ten-year bond yields rose 60 basis points (0.60%).



Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1999



The global interest rate rise finally caught up with non-EMU countries. Interest rates for ten-year sovereign bonds rose in the United Kingdom 48 basis points; in Greece, 55 basis points; in Denmark, 65 basis points; and in Norway, 32 basis points. During this period, none of these countries raised interest rates except for the United Kingdom. In a surprise move by the Bank of England
(BOE), interest rates were pushed up 25 basis points from 5.00% to 5.25%. The BOE's decision to raise interest rates seemed more preemptive since the inflation rate in the United Kingdom was well below the target of 2.5%. There was investor concern that this preemptive rise in rates, similar to the US Federal Reserve Board, would be followed in other countries such as Sweden and Germany.

In this environment, we kept a short duration in investments in EMU countries, but held a modestly long duration in the non-EMU countries. Although we shortened the maturities of our investments somewhat, it was not enough to neutralize the rise in interest rates. At this time, we intend to hold our positions in non-EMU countries, since we believe that they represent attractive value, especially with EMU convergence on the horizon.

Pacific Basin
Japan appears to us to be rebounding out of its deep recession. During this period, the economic uplift of public works outlays lessened, but private consumption remained relatively strong. In early September, the GDP second quarter report surprised the market with an increase of 0.2% versus a consensus decline of 0.3%. Amid Japan's booming economy, inflationary pressures are almost non-existent. However, we believe the yen's strength could have an adverse effect on Japan's economic rebound because it represents a risk to real economic activity, and it will keep prices under downward pressure. The Bank of Japan (BOJ) has intervened once during this period with a BOJ statement that the yen's appreciation from YEN 111.18 to YEN 107.11 in one day was too excessive. The BOJ has tried influencing rather than intervening to weaken the yen since more than $40 billion has been spent without any effect.

During the September quarter, we kept our underweight position in the yen, believing that US dollar strength relative to the yen will soon resume. We maintained a short duration in order to take advantage of a rise in Japanese interest rates as the economy reflates.

In New Zealand, there is modest economic growth. The interest rate-sensitive sectors of the economy are still providing the impetus for growth, while net exports continue to provide a drag on growth reflecting stronger imports and subdued exports. Underlying inflationary pressures have remained low and further growth may lead the Royal Bank of New Zealand (RBNZ) to raise interest rates in the near future. In this environment, we continue to believe that any tightening may be limited given that growth remains on the fragile-to-modest side. However, going forward and in light of the RBNZ's recent statements, we may look to reduce duration at opportune times.

In Conclusion
We thank you for your continued investment in Merrill Lynch Global Bond Fund for Investment and Retirement, and we look forward to reviewing our outlook with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Harry Escobar)
Harry Escobar
Vice President and Portfolio Manager



November 4, 1999



Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1999


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                         -2.89%         -6.77%
Five Years Ended 9/30/99                   +5.10          +4.24
Ten Years Ended 9/30/99                    +7.77          +7.33

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                         -3.53%         -7.21%
Five Years Ended 9/30/99                   +4.33          +4.33
Ten Years Ended 9/30/99                    +6.96          +6.96

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/99                         -3.69%         -4.61%
Inception (10/21/94)
through 9/30/99                            +4.01          +4.01

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                         -3.13%         -7.00%
Inception (10/21/94)
through 9/30/99                            +4.63          +3.77

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Recent Performance Results*
                                                                                                 Ten Years/
                                                                 3 Month          12 Month    Since Inception     Standardized
As of September 30, 1999                                       Total Return     Total Return    Total Return      30-Day Yield
ML Global Bond Fund Class A Shares                                +1.20%           -2.89%         +111.35%            4.00%
ML Global Bond Fund Class B Shares                                +1.00            -3.53          + 95.91             3.38
ML Global Bond Fund Class C Shares                                +0.99            -3.69          + 21.44             3.32
ML Global Bond Fund Class D Shares                                +1.13            -3.13          + 25.05             3.76

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1999


SCHEDULE OF INVESTMENTS
                          Face                                                Interest    Maturity                 Percent of
                         Amount          Long-Term Obligations                  Rate        Date         Value     Net Assets

Canada
Sovereign       NZ$    11,450,000  Canada Government Bond                      6.625%    10/03/2007     $5,572,410     4.2%
Government
Obligations

Supra-          C$      5,470,000  Inter-American Development Bank             7.25      11/03/2003      3,873,497     3.0
national

                                   Total Investments in Canada (Cost--$10,736,059)                       9,445,907     7.2


Denmark

Sovereign       DKr    26,600,000  Kingdom of Denmark                          6.00      11/15/2009      3,924,859     3.0
Government
Obligations

                                   Total Investments in Denmark (Cost--$3,986,377)                       3,924,859     3.0


Finland

Sovereign       Euro    3,195,570  Finnish Government Bond                     7.25       4/18/2006      3,817,124     2.9
Government
Obligations

                                   Total Investments in Finland (Cost--$3,960,538)                       3,817,124     2.9


France

Telecom-        Euro    3,170,939  France Telecom                              5.75       4/25/2007      3,470,012     2.6
munications

                                   Total Investments in France (Cost--$3,718,545)                        3,470,012     2.6


Germany

Sovereign       Euro    3,533,000  Bundesschatzanweisungen                     4.00       3/17/2000      3,777,866     2.9
Government              6,200,000  Deutschland Republic                        4.75       7/04/2028      5,686,851     4.3
Obligations

Special         DM      5,350,000  European Credit Card Office                 5.25       6/18/2008      2,792,191     2.1
Purpose

                                   Total Investments in Germany (Cost--$12,986,942)                     12,256,908     9.3


Greece

Sovereign       GRD 1,961,000,000  Hellenic Republic                           8.60       3/26/2008      7,065,354     5.4
Government
Obligations

                                   Total Investments in Greece (Cost--$7,854,238)                        7,065,354     5.4


Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1999


SCHEDULE OF INVESTMENTS (continued)
                         Face                                                Interest     Maturity                 Percent of
                        Amount               Long-Term Obligations             Rate         Date        Value      Net Assets
Italy

Sovereign       Euro    7,530,640  Buoni Poliennali Del Tesoro                10.00 %     8/01/2003   $  9,538,390     7.2%
Government
Obligations

                                   Total Investments in Italy (Cost--$10,040,898)                        9,538,390     7.2


Japan

Sovereign       YEN 1,311,000,000  Japan Government Bond #157                  4.50       6/20/2003     14,076,279    10.7
Government
Obligations

Supranational         930,000,000  African Development Bank                    6.20       6/18/2002     10,115,247     7.7
                      282,000,000  World Bank                                  5.25       3/20/2002      2,969,997     2.3

                                   Total Investments in Japan (Cost--$24,886,421)                       27,161,523    20.7


Norway

Sovereign       Nok    33,000,000  Norwegian Government                        5.50       5/15/2009      4,055,889     3.1
Government
Obligations

                                   Total Investments in Norway (Cost--$4,318,652)                        4,055,889     3.1


Spain

Sovereign       Euro    2,400,000  Bonos y Obligation Del Estado               5.25       1/31/2003      2,629,425     2.0
Government              2,600,000  Spanish Government Bond                     5.15       7/30/2009      2,730,120     2.1
Obligations

                                   Total Investments in Spain (Cost--$5,777,761)                         5,359,545     4.1



United Kingdom

Financial       Pound   6,600,000  FP Finance PLC                              9.125             ++     11,156,100     8.5
Services        Sterling

Industrials             3,000,000  BAA PLC                                     7.875      2/10/2007      5,177,134     3.9
                        1,000,000  BOC Group PLC                               7.25       6/07/2002      1,640,949     1.3

                                   Total Investments in the United Kingdom
                                   (Cost--$18,138,396)                                                  17,974,183    13.7


United States

Financial       US$     5,000,000  Mellon Capital II                           7.995      1/15/2027      4,844,000     3.7
Services

Industrials     DM      7,100,000  Ford Motor Credit Co.                       5.25       6/16/2008      3,705,524     2.8
                US$     3,000,000  Phelps Dodge Corporation                    7.125     11/01/2027      2,652,960     2.0

US Government           1,000,000  Federal National Mortgage Association       6.50       8/15/2004      1,005,000     0.8
& Agency                5,100,000  US Treasury Bonds                           5.25      11/15/2028      4,420,272     3.3
Obligations

                                   Total Investments in the United States
                                   (Cost--$17,376,572)                                                  16,627,756    12.6


                                   Total Investments in Long-Term Obligations
                                   (Cost--$123,781,399)                                                120,697,450    91.8


Merrill Lynch Global Bond Fund for Investment and Retirement
September 30, 1999


SCHEDULE OF INVESTMENTS (concluded)
                         Face                                                Interest     Maturity                 Percent of
                        Amount              Short-Term Obligations             Rate         Date       Value       Net Assets
Canada

Commercial       C$     4,800,000  Canadian Treasury Bills                     4.638%     1/06/2000   $  3,227,106     2.4%
Paper--
Foreign*

                                   Total Short-Term Obligations in Canada
                                   (Cost--$3,239,213)                                                    3,227,106     2.4


United States

Commercial       US$    4,299,000  General Motors Acceptance Corp.             5.69      10/01/1999      4,299,000     3.3
Paper*

US Government           1,297,000  US Treasury Bills                           4.66       1/20/2000      1,278,362     1.0
Obligations*

                                   Total Short-Term Obligations in the
                                   United States (Cost--$5,578,084)                                      5,577,362     4.3


                                   Total Investments in Short-Term
                                   Obligations (Cost--$8,817,297)                                        8,804,468     6.7


Options Purchased

Currency Put            6,600,000  Japanese Yen, expiring December 1999 at YEN  118                         11,088     0.0
Options
Purchased

                                   Total Currency Options Purchased (Cost--$13,860)                        11,088     0.0



Total Investments (Cost--$132,612,556)                                                                 129,513,006    98.5

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                           (198,036)   (0.1)

Other Assets Less Liabilities                                                                            2,129,977     1.6
                                                                                                      ------------  ------
Net Assets                                                                                            $131,444,947   100.0%
                                                                                                      ============  ======


Net Asset Value:         Class A--Based on net assets of $20,121,675 and
                                  2,298,952 shares outstanding                                        $       8.75
                                                                                                      ============
                         Class B--Based on net assets of $72,285,734 and
                                  8,256,481 shares outstanding                                        $       8.76
                                                                                                      ============
                         Class C--Based on net assets of $988,722 and
                                  112,980 shares outstanding                                          $       8.75
                                                                                                      ============
                         Class D--Based on net assets of $38,048,816 and
                                  4,347,773 shares outstanding                                        $       8.75
                                                                                                      ============


++The security is a perpetual bond and has no stated maturity date.
 *Commercial Paper, Commercial Paper--Foreign and certain
  US Government Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of September 30, 1999 were as follows:

                                                      Unrealized
                                  Expiration         Appreciation
  Foreign Currency Sold              Date           (Depreciation)

  C$           4,740,960         October 1999        $  12,375
  DKr          4,759,552         October 1999           (9,568)
  Euro         7,070,190         October 1999          (80,288)
  Euro         5,051,720         October 1999         (141,776)
  Nok         32,978,400         October 1999          (65,288)
  YEN      1,471,681,925         October 1999           12,930
                                                     ---------
  Total (US$ Commitment--$37,597,585)                 (271,615)
                                                     ---------

                Foreign Currency Purchased
  C$           4,740,960         October 1999           (2,322)
  YEN          4,639,495         October 1999           76,839
  Nok         16,489,200         October 1999             (938)
                                                     ---------
  Total (US$ Commitment--$10,224,170)                   73,579
                                                     ---------
  Total Unrealized Depreciation on Forward
  Foreign Exchange Contracts--Net                    $(198,036)
                                                     =========